Exhibit 99.8

April 10, 2017

Dear Swift Driver,

We are pleased to announce a special “Loyalty Bonus” being offered to Swift Company Drivers in recognition of your service, contributions, and commitment to the success of Swift Transportation. As announced today, this Loyalty Bonus is offered as part of the establishment of common ownership of Swift and Knight Transportation.

Those eligible will include all Swift drivers who are employed as of, May 1, 2017, and who are still employed and working at the close of the common ownership transaction, anticipated to be in 3-4 months. Here are the details:

•	Mileage based drivers will earn an additional $.01 per dispatched mile for miles driven during this transaction period, beginning May 1st, through transaction closing, in approximately 3-4 months.

•	Team Company Drivers are eligible to split the bonus.

•	Hourly drivers will earn 3.0% bonus on any wages earned during the transaction period.

•	The bonus will be paid approximately two weeks after the close date of the common ownership transaction between Knight and Swift, in approximately 3-4 months.

•	This Loyalty Bonus is in addition to our existing quarterly Driver Ranking bonus and any other incentive/reward programs already in place.

We recognize and appreciate your contributions to our company. You are a valued member of our team and play a critical role in the success of Swift Transportation.

If you have any questions, please speak directly to your terminal leadership team.

Thank you!

Richard Stocking

Additional Information and Where to Find It

Investors and security holders are urged to carefully review and consider each of Swift Transportation Company’s (the “Company”) and Knight Transportation, Inc.’s (“Knight”) public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by the Company with the SEC may be obtained free of charge at Company’s website at http://investor.swifttrans.com/ or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them in writing to 2200 S. 75th Ave., Phoenix, AZ 85043, or by telephone at 1-800-800-2200. The documents filed by Knight with the SEC may be obtained free of charge at Knight’s website at www.knighttrans.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Knight by requesting them in writing to 20002 N 19th Ave, Phoenix, AZ 85027, or by telephone at 602-269-9700.

In connection with the proposed transaction, the Company intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Knight and the Company and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND KNIGHT ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to the shareholders of each party seeking the required shareholder approval. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from the Company or Knight as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about the Company’s directors and executive officers in its definitive proxy statement for the 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2016, and in other documents filed with the SEC by the Company and its directors and executive officers. Additional information regarding the interests of these directors and executive officers in the proposed transaction will be included in the registration statement, joint proxy statement/prospectus or other documents filed with the SEC if any when they become available. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from the Company as described above.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,”

“objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. These forward-looking statements may include statements with respect to, among other things, the proposed Merger, including the expected timing of completion of the Merger; the benefits of the Merger; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts.

These forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks, uncertainties and other factors that could cause actual results and events to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks, uncertainties and other factors previously disclosed in the Company’s reports filed with the Securities and Exchange Commission and those identified elsewhere in this communication, the following risks, uncertainties and other factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the risk that the Merger may not be completed in a timely manner or at all due to the failure to obtain the approval of the Company’s stockholders or the failure to satisfy other conditions to completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceeding that may be instituted against the Company or others following the announcement of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; the risk that the benefits of the Merger, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the Merger may not advance the combined company’s business strategy; the risk that the combined company may experience difficulty integrating the Company’s employees or operations; the potential diversion of the Company’s management’s attention resulting from the proposed Merger; economic conditions, including future recessionary economic cycles and downturns in customers’ business cycles, particularly in market segments and industries in which the Company has a significant concentration of customers; increasing competition from trucking, rail, intermodal, and brokerage competitors; increases in driver compensation to the extent not offset by increases in freight rates and difficulties in driver recruitment and retention; additional risks arising from contractual agreements with owner-operators that do not exist with Company drivers; the loss of key employees or inability to identify and recruit new employees; the Company’s dependence on third parties for intermodal and brokerage business; potential failure in computer or communications systems; the consequences of any armed conflict involving, or terrorist attack against, the United States; inflationary, deflationary and other general economic trends; seasonal factors such as severe weather conditions that increase operating costs; the possible re-classification of owner-operators as employees; changes in rules or legislation by the National Labor Relations Board, Congress, or states and/or union organizing efforts; government regulation with respect to captive insurance companies; uncertainties and risks associated with operations in Mexico; significant reduction in, or termination of, the Company’s trucking services by a key customer; the Company’s significant ongoing capital requirements; volatility in the price or availability of fuel, as well as the Company’s ability to recover fuel prices through a fuel surcharge program; fluctuations in new and used equipment prices or replacement costs, and the potential failure of manufacturers to meet their sale and trade-back obligations; the impact that the combined company’s leverage may have on the way it operates its business and its ability to services debt, including compliance with its debt covenants; restrictions contained in its debt agreements; adverse impacts of insuring risk through captive insurance companies, including the need to provide restricted cash and similar collateral for anticipated losses; potential volatility or decrease in the amount of earnings as a result of the claims exposure through captive insurance companies and third-party insurance; goodwill impairment; fluctuations in interest rates; the outcome of pending or future litigation; the effects of losses from natural catastrophes in excess of insurance coverage; and the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with employees, customers and competitors. Actual results may differ materially from those projected in the forward-looking statements. The Company does not undertake to update any forward-looking statements.